Exhibit 99(h)
==============================================================================


                           PARTICIPATION AGREEMENT
                                  [NW ____ _]




                                  Dated as of
                              [_________________]




                                     Among

                           NORTHWEST AIRLINES, INC.,
                                            Owner,

                        NORTHWEST AIRLINES CORPORATION,
                                            Guarantor,

                      STATE STREET BANK AND TRUST COMPANY
                     OF CONNECTICUT, NATIONAL ASSOCIATION,
                                            Pass Through Trustee under each of
                                            the Pass Through Trust Agreements,

                     STATE STREET BANK AND TRUST COMPANY,
                                            Subordination Agent,

                                      and

                     STATE STREET BANK AND TRUST COMPANY,
                                            in its Individual Capacity and as
                                            Indenture Trustee


                             ---------------------



                One [Airbus A330-323] [Boeing 757-351] Aircraft
                                   N[_____]


==============================================================================

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----


SECTION 1.  Purchase of Secured Certificates by Pass Through Trustees........2

SECTION 2.  Owner's Notice of Closing Date...................................3

SECTION 3.  [Intentionally Omitted]..........................................3

SECTION 4.  Conditions.......................................................3
              (a)  Conditions Precedent to Purchase of Secured
                     Certificates............................................3
              (b)  Conditions Precedent to the Obligations of the Owner
                     and the Guarantor.......................................8

SECTION 5.  [Intentionally Omitted]..........................................9

SECTION 6.  Extent of Interest of Certificate Holders........................9

SECTION 7.  Representations and Warranties of the Owner and the Guarantor;
              Indemnities...................................................10
              (a)  Representations and Warranties...........................10
              (b)  General Tax Indemnity....................................12
              (c)  General Indemnity........................................12
              (d)  Income Tax...............................................13

SECTION 8.  Representations, Warranties and Covenants.......................13

SECTION 9.  Reliance of Primary Liquidity Provider and Policy Provider......22

SECTION 10. Other Documents.................................................22

SECTION 11. Certain Covenants of the Owner..................................22

SECTION 12. [Intentionally Omitted].........................................23

SECTION 13. Certain Definitions; Notices; Consent to Jurisdiction...........23

SECTION 14. [Intentionally Omitted].........................................23

SECTION 15. Miscellaneous...................................................23

SECTION 16. Sale/leaseback Transaction......................................24

                                   SCHEDULES
                                   ---------


SCHEDULE I    -  Names and Addresses

SCHEDULE II   -  Commitments

SCHEDULE III  -  Pass Through Trust Agreements


                                   EXHIBITS
                                   --------


Exhibit A     -  Schedule of Countries Authorized for Reregistration

Exhibit B-1   -  Form of Opinion of Simpson Thacher & Bartlett, special counsel for the Owner and the Guarantor

Exhibit B-2   -  Form of Opinion of Cadwalader, Wickersham & Taft, special counsel for the Owner and the Guarantor

Exhibit B-3   -  Form of Opinion of the Owner's Legal Department

Exhibit C     -  Form of Opinion of counsel for the Manufacturer
                   [and the Supplier-- A330]

Exhibit D     -  [Intentionally Omitted]

Exhibit E-1   -  [Intentionally Omitted]

Exhibit E-2   -  [Intentionally Omitted]

Exhibit F     -  Form of Opinion of Crowe & Dunlevy, P.C.

Exhibit G     -  Form of Opinion of Bingham McCutchen LLP, special counsel for the Indenture Trustee

Exhibit H-1   -  [Intentionally Omitted]

Exhibit H-2   -  [Intentionally Omitted]

Exhibit I     -  Form of Section 1110 Opinion of Cadwalader, Wickersham & Taft,
                   special counsel for the Owner

Exhibit J-1   -  Form of Opinion of Bingham McCutchen LLP, special counsel for the Pass Through Trustee

Exhibit J-2   -  Form of Opinion of Bingham McCutchen LLP, special counsel for the Subordination Agent

Exhibit K     -  Section 7(b) - General Tax Indemnity

Exhibit L     -  Section 7(c) - General Indemnity

                            PARTICIPATION AGREEMENT
                                  [NW ____ _]


          THIS PARTICIPATION AGREEMENT [NW ____ _] dated as of [_______________], among (i) NORTHWEST AIRLINES, INC., a Minnesota corporation (the "Owner"), (ii) NORTHWEST AIRLINES CORPORATION, a Delaware corporation (the "Guarantor"), (iii) STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity except as otherwise provided herein, but solely as trustee (in such capacity, the "Pass Through Trustee") under each of two separate Pass Through Trust Agreements (as defined below), (iv) STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, but solely as subordination agent and trustee (in such capacity, the "Subordination Agent") under the Intercreditor Agreement (defined below), and
(v) STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, in its individual capacity and as Indenture Trustee under the Trust Indenture (as hereinafter defined) (herein, in such latter capacity together with any successor indenture trustee, called the "Indenture Trustee") (this "Agreement");


                             W I T N E S S E T H:


          WHEREAS, pursuant to the Purchase Agreement between the Owner and the [Supplier] [Manufacturer], the [Supplier] [Manufacturer] has agreed to sell to the Owner, among other things, certain [Airbus A330-323] [Boeing 757-351] aircraft, including the Aircraft which has been [or is being] delivered by the [Supplier] [Manufacturer] to the Owner and is the subject of this Agreement;

          [WHEREAS, concurrently with the execution and delivery of this Agreement, the Manufacturer and the Supplier have executed the Manufacturer Consent and Agreement to Assignment of Warranties [NW _____ __] and the Supplier Consent and Agreement to Assignment of Warranties [NW ____ _] (herein collectively called the "Consent and Agreement"); -- A330]

          [WHEREAS, concurrently with the execution and delivery of this Agreement, the Manufacturer has executed the Consent and Agreement [NW ____ _] (herein called the "Consent and Agreement"); -- 757]


          WHEREAS, the Indenture Trustee and the Owner concurrently with the execution and delivery of this Agreement are entering into the Trust Indenture and Security Agreement [NW ____ _], dated as of the date hereof (said Trust Indenture and Security Agreement, as the same may be amended or supplemented from time to time, being herein called the "Trust Indenture", such term to include, unless the context otherwise requires, the Trust Indenture Supplement referred to below) pursuant to which the Owner will issue secured certificates substantially in the form set forth in Section 2.01 thereof (the "Secured Certificates", and individually, a "Secured Certificate") in two series, which Secured Certificates are to be secured by the mortgage and security interests created by the Owner in favor of the Indenture Trustee, and the Owner shall execute and deliver a Trust Indenture Supplement substantially in the form of Exhibit A to the Trust Indenture (the "Trust Indenture Supplement") covering the Aircraft, supplementing the Trust Indenture;

          WHEREAS, concurrently with the execution and delivery of this Agreement; the Guarantor is entering into a Guarantee [NW ____ _], dated as of the date hereof, pursuant to which the Guarantor guarantees certain obligations of the Owner under the Operative Documents (the "Guarantee");

          WHEREAS, pursuant to the Pass Through Trust Agreement and each of the Pass Through Trust Supplements set forth in Schedule III hereto (collectively, the "Pass Through Trust Agreements"), on the Issuance Date two separate trusts (collectively, the "Pass Through Trusts" and, individually, a "Pass Through Trust") were created to facilitate the transactions contemplated hereby, including, without limitation, the issuance and sale by each Pass Through Trust of pass through certificates pursuant thereto (collectively, the "Certificates");

          WHEREAS, the proceeds from the issuance and sale of the Certificates by each Pass Through Trust will be applied in part by the Pass Through Trustee on the Closing Date to purchase from the Owner, on behalf of each Pass Through Trust, all of the Secured Certificates bearing the same interest rate as the Certificates issued by such Pass Through Trust;

          WHEREAS, on the Issuance Date (i) Westdeutsche Landesbank Girozentrale, acting through its New York branch (the "Primary Liquidity Provider"), entered into two revolving credit agreements (a "Primary Liquidity Facility"), one for the benefit of the holders of Certificates of each Pass Through Trust, with the Subordination Agent, as agent for the Pass Through Trustee on behalf of each such Pass Through Trust; and (ii) the Pass Through Trustee, the Primary Liquidity Provider, the Policy Provider, the Subordination Agent and other parties thereto entered into the Intercreditor Agreement;

          WHEREAS, the Secured Certificates will be held by the Subordination Agent pursuant to the Intercreditor Agreement on behalf of the Pass Through Trusts;

          WHEREAS, in order to facilitate the transactions contemplated hereby, the Owner and the Guarantor have entered into the Underwriting Agreement, dated as of July 29, 2002, among the Owner, the Guarantor and the several underwriters named therein (the "Underwriting Agreement"); and

          WHEREAS, certain terms are used herein as defined in Section 13(a) hereof;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

          SECTION 1. Purchase of Secured Certificates by Pass Through Trustees. (a) Purchase of Secured Certificates by Pass Through Trustees. Subject to the terms and conditions of this Agreement, the Pass Through Trustee for each Pass Through Trust agrees to purchase the Secured Certificates set forth on Schedule II opposite the name of such Pass Through Trust by paying to the Owner the aggregate purchase price of the Secured Certificates being issued to such Pass Through Trustee as set forth on Schedule II opposite the name of such Pass Through Trust. The Pass Through Trustees shall make such payments to the Owner on a date to be designated pursuant to Section 2 hereof, but in no event later than [__________], by transferring to the account of the Owner at USBank, Minneapolis, ABA No. 091-000-022, Account No. 1502-5009-9440, Reference:
Northwest/NW [____ __], not later than 9:30 a.m., New York City time, on the Closing Date in immediately available funds in Dollars, the amount set forth opposite the name of such Pass Through Trust on Schedule II hereto.

          Upon the occurrence of the above transfers by the Pass Through Trustee for each Pass Through Trust to the Owner, the Owner shall issue, pursuant to Article II of the Trust Indenture, to the Subordination Agent on behalf of the Pass Through Trustee for each of the Pass Through Trusts, Secured Certificates of the maturity and aggregate principal amount, bearing the interest rate and for the purchase price set forth on Schedule II hereto opposite the name of such Pass Through Trust.

          (b) [Intentionally Omitted].

          (c) General Provisions. The amount of the payment of each Pass Through Trustee to be made as provided above is hereinafter called such party's "Commitment" for the Aircraft.

          SECTION 2. Owner's Notice of Closing Date. The Owner agrees to give each Pass Through Trustee and the Indenture Trustee at least two Business Days' telecopy or other written notice of the Closing Date, which Closing Date shall be a Business Day, which notice shall specify the amount of each Pass Through Trustee's Commitment for the Aircraft. As to each Pass Through Trustee, the making of its Commitment for the Aircraft available in the manner required by
Section 1 shall constitute a waiver of such notice.

          SECTION 3. [Intentionally Omitted].

          SECTION 4. Conditions. (a) Conditions Precedent to Purchase of Secured Certificates. It is agreed that the obligations of each Pass Through Trustee to purchase Secured Certificates and to make available the amount of its Commitment is subject to the satisfaction prior to or on the Closing Date of the following conditions precedent:

                    (i) The Pass Through Trustee shall have received due notice with respect to such participation pursuant to Section 2 hereof (or shall have waived such notice either in writing or as provided in Section 2).

                    (ii) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations or guidelines or interpretations thereof by appropriate regulatory authorities which would make it a violation of law or regulations or guidelines for the Pass Through Trustee to make its Commitment available in accordance with Section 1 hereof.

                    (iii) [Intentionally Omitted].

                    (iv) [Intentionally Omitted].

                    (v) The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall each be satisfactory in form and substance to the Pass Through Trustee and shall be in full force and effect and executed counterparts shall have been delivered to the Pass Through Trustee or its counsel, provided that only the Subordination Agent on behalf of each Pass Through Trustee shall receive an executed original of such Pass Through Trustee's respective Secured Certificate and provided, further, that an excerpted copy of the Purchase Agreement shall only be delivered to and retained by the Indenture Trustee, which copy may be inspected and reviewed by the Indenture Trustee if and only if there shall occur and be continuing an Event of Default:

                              (1) an excerpted copy of the Purchase Agreement
                    (insofar as it relates to the Aircraft) [and the Guaranty-- A330];

                              (2) the Trust Indenture;

                              (3) the Trust Indenture Supplement covering the
                    Aircraft dated the Closing Date;

                              (4) the Secured Certificates;

                              (5) the Consent and Agreement;

                              (6) the Guarantee; and

                              [(7) the French Pledge Agreement.-- A330]

          In addition, the Pass Through Trustee shall have received executed counterparts or conformed copies of the following documents:

                              (1) each of the Pass Through Trust Agreements;

                              (2) the Intercreditor Agreement; and

                              (3) the Primary Liquidity Facility for each of
                    the Pass Through Trusts.

                    (vi) A Uniform Commercial Code financing statement or statements covering all the security interests created by or pursuant to the Granting Clause of the Trust Indenture that are not covered by the recording system established by the Federal Aviation Act shall have been executed and delivered by the Owner, and such financing statement or statements shall have been duly filed in all places necessary or advisable, and any additional Uniform Commercial Code financing statements deemed advisable by the Pass Through Trustee shall have been executed and delivered by the Owner and duly filed.

                    (vii) The Pass Through Trustee shall have received the following:

                              (A)(1) an incumbency certificate of the Owner
                    and the Guarantor (as the case may be) as to the person or persons authorized to execute and deliver this Agreement, the Pass Through Trust Agreements, the Guarantee and any other documents to be executed on behalf of the Owner or the Guarantor (as the case may be) in connection with the transactions contemplated hereby and the signatures of such person or persons;

                              (2) a copy of the resolutions of the board of
                    directors of the Owner and the Guarantor or the executive committee thereof, certified by the Secretary or an Assistant Secretary of the Owner and the Guarantor (as the case may be), duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Owner or the Guarantor (as the case may be) in connection with the transactions contemplated hereby; and

                              (3) a copy of the certificate of incorporation
                    of the Owner and the Guarantor, certified by the Secretary of State of the State of Minnesota in the case of the Owner and certified by the Secretary of State of the State of Delaware in the case of the Guarantor, a copy of the by-laws of the Owner and the Guarantor, certified by the Secretary or Assistant Secretary of the Owner and the Guarantor (as the case may be), and a certificate or other evidence from the Secretary of State of the State of Minnesota in the case of the Owner and from the Secretary of State of the State of Delaware in the case of the Guarantor, dated as of a date reasonably near the Closing Date, as to the due incorporation and good standing of the Owner or the Guarantor (as the case may be) in such state.

                              (B)(1) an incumbency certificate of the
                    Indenture Trustee as to the person or persons authorized to execute and deliver this Agreement, the Trust Indenture and any other documents to be executed on behalf of the Indenture Trustee in connection with the transactions contemplated hereby and the signatures of such person or persons;

                              (2) a copy of the resolutions of the board of
                    directors of the Indenture Trustee, certified by the Secretary or an Assistant Secretary of the Indenture Trustee, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Indenture Trustee in connection with the transactions contemplated hereby;

                              (3) a copy of the articles of association and
                    by-laws of the Indenture Trustee, each certified by the Secretary or an Assistant Secretary of the Indenture Trustee; and

                              (4) a certificate signed by an authorized
                    officer of the Indenture Trustee, dated the Closing Date, certifying that the representations and warranties contained herein of the Indenture Trustee are correct as though made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

                    (viii) All appropriate action required to have been taken prior to the Closing Date in connection with the transactions contemplated by this Agreement shall have been taken by the Federal Aviation Administration, or any governmental or political agency, subdivision or instrumentality of the United States, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on the Closing Date.

                    (ix) On the Closing Date the Pass Through Trustee shall have received a certificate signed by an authorized officer of the Owner (and with respect to the matters set forth in clause (4) below, the Guarantor) to the effect that:

                              (1) the Aircraft has been duly certified by the
                    Federal Aviation Administration as to type and has a current certificate of airworthiness, and the Owner has good title to the Aircraft free and clear of Liens other than Permitted Liens;

                              (2) the Trust Indenture and the Trust Indenture
                    Supplement covering the Aircraft shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the Federal Aviation Administration;

                              (3) application for registration of the Aircraft
                    in the name of the Owner has been duly made with the Federal Aviation Administration; and

                              (4) the representations and warranties contained
                    herein of the Owner and the Guarantor are correct as though made on and as of the Closing Date, except to the extent that such representations and warranties (other than those contained in clause (F) of Section 7(a)(iv)) relate solely to an earlier date (in which case such representations and warranties were correct on and as of such earlier date).

                    (x) The Owner and the Guarantor shall have entered into the Underwriting Agreement and each of the Pass Through Trust Agreements, the Certificates shall have been issued and sold pursuant to the Underwriting Agreement and the Pass Through Trust Agreements.

                    (xi) The Pass Through Trustee shall have received, addressed to the Pass Through Trustee and the Indenture Trustee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, an opinion substantially in the form of Exhibit B-1 hereto from Simpson Thacher & Bartlett, special counsel for the Owner and the Guarantor, an opinion substantially in the form of Exhibit B-2 hereto from Cadwalader, Wickersham & Taft, special counsel for the Owner and the Guarantor, and an opinion substantially in the form of Exhibit B-3 hereto from the Owner's legal department.

                    (xii) The Pass Through Trustee shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Guarantor and the Owner and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Guarantor and the Owner, an opinion substantially in the form of Exhibit C hereto from [counsel to the Supplier and the Manufacturer. -- A330] [counsel to the Manufacturer. -- 757]

                    (xiii) [Intentionally Omitted].

                    (xiv) [Intentionally Omitted].

                    (xv) The Pass Through Trustee shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Guarantor and the Owner, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Guarantor and the Owner, an opinion substantially in the form of Exhibit F hereto from Crowe & Dunlevy, P.C.

                    (xvi) The Pass Through Trustee shall have received, addressed to the Pass Through Trustee, the Guarantor and the Owner, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Guarantor and the Owner, an opinion substantially in the form of Exhibit G hereto from Bingham McCutchen LLP, special counsel for the Indenture Trustee.

                    (xvii) [Intentionally Omitted].

                    (xviii) The Pass Through Trustee shall have received an independent insurance broker's report, in form and substance satisfactory to the Pass Through Trustee, as to the due compliance with the terms of Section 7.04 of the Trust Indenture relating to insurance with respect to the Aircraft.

                    (xix) [Intentionally Omitted].

                    (xx) No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

                    (xxi) [Intentionally Omitted].

                    (xxii) [Intentionally Omitted].

                    (xxiii) The Pass Through Trustee shall have received a favorable opinion substantially in the form of Exhibit I hereto addressed to the Pass Through Trustee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, from Cadwalader, Wickersham & Taft, special counsel for the Owner, which opinion shall state (with customary assumptions and qualifications) that the Indenture Trustee would be entitled to the benefits of 11 U.S.C. ss.1110 with respect to the Aircraft.

                    (xxiv) [Intentionally Omitted].

                    (xxv) The Pass Through Trustee shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Guarantor and the Owner, and reasonably satisfactory as to scope and substance, to the Pass Through Trustee, the Guarantor and the Owner, an opinion substantially in the form of Exhibit J-2 hereto from Bingham McCutchen LLP, special counsel to the Subordination Agent.

          Promptly upon the recording of the Trust Indenture and the Trust Indenture Supplement covering the Aircraft pursuant to the Federal Aviation Act, the Owner will cause Crowe & Dunlevy, P.C., special counsel in Oklahoma City, Oklahoma, to deliver to the Pass Through Trustee, the Indenture Trustee and the Owner an opinion as to the due and valid registration of the Aircraft in the name of the Owner, the due recording of the Trust Indenture and such Trust Indenture Supplement and the lack of filing of any intervening documents with respect to the Aircraft.

          (b) Conditions Precedent to the Obligations of the Owner and the Guarantor. It is agreed that the obligations of the Owner and the Guarantor to enter into the other Operative Documents are all subject to the fulfillment to the satisfaction of the Owner and the Guarantor prior to or on the Closing Date of the following conditions precedent:

                    (i) All appropriate action required to have been taken on or prior to the Closing Date in connection with the transactions contemplated by this Agreement shall have been taken by the Federal Aviation Administration, or any governmental or political agency, subdivision or instrumentality of the United States, and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect on the Closing Date.

                    (ii) The condition specified in Section 4(a)(ii) hereof shall have been satisfied.

                    (iii) Those documents described in Section 4(a)(v) shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Owner and the Guarantor) in the manner specified in Section 4(a)(v), shall each be satisfactory in form and substance to the Owner and the Guarantor, shall be in full force and effect on the Closing Date, and an executed counterpart of each thereof (other than the Secured Certificates) shall have been delivered to the Owner or its special counsel and the Guarantor or its special counsel.

                    (iv) The Owner and the Guarantor shall have received (A) each certificate referred to in Section 4(a)(vii) (other than the certificate referred to in clause (A) thereof), (B) a certificate signed by an authorized officer of the Pass Through Trustee, dated the Closing Date, certifying that the representations and warranties contained herein of the Pass Through Trustee are correct as though made on and as of the Closing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date), and (C)(1) an incumbency certificate of the Pass Through Trustee as to the person or persons authorized to execute and deliver this Agreement and any other documents to be executed on behalf of the Pass Through Trustee in connection with the transactions contemplated hereby and the signatures of such person or persons;
          (2) a copy of the articles of association and by-laws of the Pass Through Trustee, each certified by the Secretary of an Assistant Secretary of the Pass Through Trustee; and (3) such other documents and evidence with respect to the Pass Through Trustee as the Owner or its special counsel and the Guarantor or its special counsel may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, the taking of all necessary action in connection therewith and compliance with the conditions herein set forth.

                    (v) The Owner and the Guarantor shall have received (A) an opinion substantially in the form of Exhibit J-1 hereto addressed to the Guarantor and the Owner of Bingham McCutchen LLP, special counsel for the Pass Through Trustee, and reasonably satisfactory as to scope and substance to the Guarantor and the Owner, and (B) the opinions set forth in Sections 4(a)(xii), 4(a)(xv), 4(a)(xvi) and 4(a)(xxv) in each case addressed to the Owner and the Guarantor and dated the Closing Date and in each case in scope and substance reasonably satisfactory to the Owner and its special counsel and the Guarantor and its special counsel.

                    (vi) No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

                    (vii) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations or guidelines or interpretations by appropriate regulatory authorities which would make it a violation of law or regulations or guidelines for the Owner or the Guarantor to enter into any transaction contemplated by the Operative Documents.

                    (viii) [Intentionally Omitted].

                    (ix) The Owner shall have been paid by the Pass Through Trustee for each Pass Through Trust the aggregate purchase price set forth on Schedule II opposite the name of such Pass Through Trust.

          SECTION 5. [Intentionally Omitted].

          SECTION 6. Extent of Interest of Certificate Holders. No Certificate Holder (as defined in the Trust Indenture) shall have any further interest in, or other right with respect to, the mortgage and security interests created by the Trust Indenture when and if the principal of and interest on all Secured Certificates held by such holder and all other sums payable to such holder hereunder, under the Trust Indenture and under such Secured Certificates shall have been paid in full.

          SECTION 7. Representations and Warranties of the Owner and the Guarantor; Indemnities. (a) Representations and Warranties. The Owner and the Guarantor represent and warrant to the Pass Through Trustee, the Indenture Trustee, the Primary Liquidity Provider and the Subordination Agent that as of the Closing Date:

                    (i) each of the Owner and the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, has the corporate power and authority to own or hold under lease its properties, has, or had on the respective dates of execution thereof, the corporate power and authority to enter into and perform its obligations under (i) in the case of the Owner, the Owner Documents, the Pass Through Trust Agreements, the Underwriting Agreement and the other Operative Documents to which it is a party and (ii) in the case of the Guarantor, this Agreement, the Pass Through Trust Agreements, the Underwriting Agreement and the other Operative Documents to which it is a party, and is duly qualified to do business as a foreign corporation in each state in which its operations or the nature of its business requires other than failures to so qualify which would not have a material adverse effect on the condition (financial or otherwise), consolidated business or properties of it and its subsidiaries considered as one enterprise;

                    (ii) The Owner is a Certificated Air Carrier, and its chief executive office (as such term is used in Article 9 of the Uniform Commercial Code in effect in the State of Minnesota) is located at Eagan, Minnesota;

                    (iii) the execution and delivery by the Owner or the Guarantor (as the case may be) of the Owner Documents, the Pass Through Trust Agreements, the Underwriting Agreement and each other Operative Document to which the Owner or the Guarantor (as the case may be) is a party, and the performance of the obligations of the Owner or the Guarantor (as the case may be) under the Owner Documents, the Pass Through Trust Agreements, the Underwriting Agreement and each other Operative Document to which the Owner or the Guarantor (as the case may be) is a party, have been duly authorized by all necessary corporate action on the part of the Owner or the Guarantor, do not require any stockholder approval, or approval or consent of any trustee or holder of any material indebtedness or material obligations of the Owner or the Guarantor, except such as have been duly obtained and are in full force and effect, and do not contravene any law, governmental rule, regulation or order binding on the Owner or the Guarantor (as the case may be) or the certificate of incorporation or by-laws of the Owner or the Guarantor (as the case may be), or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than Permitted Liens) upon the property of the Owner or the Guarantor (as the case may be) under, any indenture, mortgage, contract or other agreement to which the Owner or the Guarantor (as the case may be) is a party or by which it may be bound or affected which contravention, default or Lien, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of the Guarantor and its subsidiaries considered as one enterprise;

                    (iv) neither the execution and delivery by the Owner or the Guarantor (as the case may be) of the Owner Documents, the Pass Through Trust Agreements, the Underwriting Agreement or any other Operative Document to which the Owner or the Guarantor (as the case may be) is a party, nor the performance of the obligations of the Owner or the Guarantor (as the case may be) under the Owner Documents, the Pass Through Trust Agreements, the Underwriting Agreement or the other Operative Documents to which the Owner or the Guarantor (as the case may be) is a party, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, the Department of Transportation, the FAA, or any other federal, state or foreign governmental authority having jurisdiction over the Owner or the Guarantor, other than (A) the registration of the Certificates under the Securities Act of 1933, as amended, and under the securities laws of any state in which the Certificates may be offered for sale if the laws of such state require such action, (B) the qualification of the Pass Through Trust Agreements under the Trust Indenture Act of 1939, as amended, pursuant to an order of the Securities and Exchange Commission, (C) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by the Owner or any Lessee required to be obtained on or prior to the Closing Date, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained and are, or on the Closing Date will be, in full force and effect (other than a flying time wire, all steps to obtain the issuance of which will have been, on the Closing Date, taken or caused to be taken by the Owner), (D) the registration of the Aircraft referred to in Section 4(a)(ix)(3), (E) the registrations and filings referred to in Section 7(a)(vi), and
          (F) authorizations, consents, approvals, actions, notices and filings required to be obtained, taken, given or made either only after the date hereof or the failure of which to obtain, take, give or make would not be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of the Guarantor and its subsidiaries considered as one enterprise;

                    (v) this Agreement, each of the other the Owner Documents, the Pass Through Trust Agreements and the Guarantee constitute the legal, valid and binding obligations of the Owner or the Guarantor (as the case may be) enforceable against the Owner or the Guarantor (as the case may be) in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors or lessors generally and by general principles of equity, whether considered in a proceeding at law or in equity, and except, in the case of the Trust Indenture, as limited by applicable laws which may affect the remedies provided in the Trust Indenture, which laws, however, do not make the remedies provided in the Trust Indenture inadequate for practical realization of the benefits intended to be afforded thereby;

                    (vi) except for (A) the filing for recording pursuant to the Federal Aviation Act of a bill of sale on AC form 8050-2 (or such other form as may be approved by the FAA) relating to the Aircraft from the [Supplier] [Manufacturer] to the Owner, (B) the registration of the Aircraft pursuant to the Federal Aviation Act,
          (C) the filing for recording pursuant to the Federal Aviation Act of [(x) the termination of the Mortgage and (y)] the Trust Indenture and the Trust Indenture Supplement covering the Aircraft attached thereto and made a part thereof, (D) the filing of financing statements (and continuation statements at periodic intervals) with respect to the security interests created by such documents under the Uniform Commercial Code of Minnesota and such other states as may be specified in the opinions furnished pursuant to Section 4(a)(xi) hereof [and the filing of a UCC-3 termination statement relating to the financing statement filed in connection with the Mortgage], and (E) the taking of possession by the Indenture Trustee of the original counterparts of the Trust Indenture and the Trust Indenture Supplement covering the Aircraft, no further filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction) is necessary under the laws of the United States of America or any State thereof in order to perfect the security interest in favor of the Indenture Trustee in the Aircraft as against the Owner and any third parties in any applicable jurisdiction in the United States;

                    (vii) neither the Owner, the Guarantor nor any of their affiliates has directly or indirectly offered the Certificates for sale to any Person other than in a manner permitted by the Securities Act of 1933, as amended, and by the rules and regulations thereunder;

                    (viii) neither the Owner nor the Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                    (ix) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time lapse or both;

                    (x) no event has occurred and is continuing which constitutes an Event of Loss or would constitute an Event of Loss with the lapse of time;

                    (xi) the Owner is solvent and has no intention or belief that it is about to incur debts beyond its ability to pay as they mature;

                    (xii) none of the proceeds from the issuance of the Secured Certificates will be used directly or indirectly by the Owner to purchase or carry any "margin security" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System; and

                    (xiii) On the Closing Date, all sales or use tax then due and for which the Owner is responsible pursuant to Section 7(b)(i) hereof shall have been paid, other than such taxes which are being contested by the Owner in good faith and by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Aircraft.

          (b) General Tax Indemnity. Exhibit K, which is a complete statement of the provisions of Section 7(b), is incorporated herein in its entirety as if fully set forth herein.

          (c) General Indemnity. Exhibit L, which is a complete statement of the provisions of Section 7(c), is incorporated herein in its entirety as if fully set forth herein.

          (d) Income Tax. For purposes of this Section 7, the term "Income Tax" means any Tax based on or measured by gross or net income or receipts (other than sales, use, license or property Taxes or Taxes in the nature thereof) (including, without limitation, capital gains taxes, minimum taxes, income taxes collected by withholding and taxes on tax preference items), and Taxes which are capital, doing business, excess profits or net worth taxes and interest, additions to tax, penalties, or other charges in respect thereof.

          SECTION 8. Representations, Warranties and Covenants.

          (a) [Intentionally Omitted].

          (b) [Intentionally Omitted].

          (c) [Intentionally Omitted].

          (d) [Intentionally Omitted].

          (e) Each Loan Participant represents and warrants that neither it nor anyone acting in its behalf has offered any Secured Certificates for sale to, or solicited any offer to buy any Secured Certificate from, any Person other than in a manner in compliance with, and which does not require registration under, the Securities Act of 1933, as amended, or the rules and regulations thereunder.

          (f) The Indenture Trustee agrees that the Owner may elect to effect a change in registration of the Aircraft, at the Owner's cost and expense, so long as (a) the country of registry of the Aircraft is a country listed on Exhibit A hereto and (b) the following conditions are met: (i) unless the country of registry is Taiwan, the United States maintains normal diplomatic relations with the country of registry of the Aircraft, and if the country of registry is Taiwan, the United States maintains diplomatic relations at least as good as those in effect on the Closing Date; and (ii) the Indenture Trustee shall have received a favorable opinion (subject to customary exceptions) addressed to the Indenture Trustee, from counsel of recognized reputation qualified in the laws of the relevant jurisdiction to the effect that:

                    (A) the Owner's ownership interest in the Aircraft shall be recognized under the laws of such jurisdiction, (B) the obligations of the Owner, and the rights and remedies of the Indenture Trustee, under the Trust Indenture shall remain valid, binding and (subject to customary bankruptcy and equitable remedies exceptions and to other exceptions customary in foreign opinions generally) enforceable under the laws of such jurisdiction (or the laws of the jurisdiction to which the laws of such jurisdiction would refer as the applicable governing law), (C) after giving effect to such change in registration, the Lien of the Trust Indenture on the Owner's right, title and interest in and to the Aircraft shall continue as a valid and duly perfected first priority security interest and all filing, recording or other action necessary to protect the same shall have been accomplished (or, if such opinion cannot be given at the time of such proposed change in registration because such change in registration is not yet effective, (1) the opinion shall detail what filing, recording or other action is necessary and (2) the Indenture Trustee shall have received a certificate from the Owner that all possible preparations to accomplish such filing, recording and other action shall have been done, and such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall be delivered to the Indenture Trustee on or prior to the effective date of such change in registration),
          (D) it is not necessary, solely as a consequence of such change in registration and without giving effect to any other activity of the Indenture Trustee (or any Affiliate thereof) for the Indenture Trustee to qualify to do business in such jurisdiction, (E) there is no tort liability of the owner of an aircraft not in possession thereof under the laws of such jurisdiction (it being agreed that, in the event such latter opinion cannot be given in a form satisfactory to the Indenture Trustee, such opinion shall be waived if insurance reasonably satisfactory to the Indenture Trustee is provided to cover such risk), and (F) (unless the Owner shall have agreed to provide insurance covering the risk of requisition of use of such Aircraft by the government of such jurisdiction so long as such Aircraft is registered under the laws of such jurisdiction) the laws of such jurisdiction require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use of such Aircraft in the event of the requisition by such government of such use.

In addition, as a condition precedent to any such change in registration, the Owner shall furnish to the Indenture Trustee an Officer's Certificate to the effect that the insurance required by Section 7.04 of the Trust Indenture shall be in full force and effect at the time of such change in registration after giving effect to such change in registration and that the new country of registry imposes aircraft maintenance standards not materially different from those of the United States, France, Germany, Japan, the Netherlands or the United Kingdom. The Owner shall pay all costs, expenses, fees, recording and registration taxes, including the reasonable fees and expenses of counsel to the Indenture Trustee, and other charges in connection with any such change in registration.

          (g) Each Loan Participant and each of the Indenture Trustee, the Subordination Agent and each Pass Through Trustee covenants and agrees that, so long as no Event of Default shall have occurred and be continuing and the Owner has not been duly declared in default and, notwithstanding default by any Loan Participant, the Indenture Trustee, any Pass Through Trustee or the Subordination Agent, that such Person shall not (and shall not permit any Affiliate or other Person claiming by, through or under it to) interfere with the Owner's continued possession, use and operation of, and quiet enjoyment of, the Aircraft.

          (h) [Intentionally Omitted].

          (i) State Street Bank and Trust Company, in its individual capacity, covenants and agrees that it shall not cause or permit to exist any Lien, arising as a result of (A) claims against the Indenture Trustee not related to its interest in the Aircraft or the administration of the Collateral pursuant to the Trust Indenture, (B) acts of the Indenture Trustee not permitted by, or failure of the Indenture Trustee to take any action required by, the Operative Documents to the extent such acts arise or such failure arises from or constitutes gross negligence or willful misconduct, (C) claims against the Indenture Trustee relating to Taxes or Expenses which are excluded from the indemnification provided by Section 7 pursuant to said Section 7, or (D) claims against the Indenture Trustee arising out of the transfer by the Indenture Trustee of all or any portion of its interest in the Aircraft, the Collateral or the Operative Documents other than a transfer of the Aircraft pursuant to Article IV of the Trust Indenture while an Event of Default is continuing and prior to the time that the Indenture Trustee has received all amounts due pursuant to the Trust Indenture.

          (j) [Intentionally Omitted].

          (k) Each Loan Participant represents and warrants that the Secured Certificate to be issued to it pursuant to the Trust Indenture is being acquired by it for investment and not with a view to resale or distribution (it being understood that such Loan Participant may pledge or assign as security its interest in each Secured Certificate issued to it), provided that the disposition of its property shall at all times be and remain within its control, except that the Loan Participants may sell, transfer or otherwise dispose of any Secured Certificate or any portion thereof, or grant participations therein, in a manner which in itself does not require registration under the Securities Act of 1933, as amended.

          (l) [Intentionally Omitted].

          (m) State Street Bank and Trust Company represents, warrants and covenants, in its individual capacity, to the Owner, the Guarantor, the Pass Through Trustee, the Subordination Agent and the Primary Liquidity Provider as follows:

                    (i) it is a Massachusetts trust company duly incorporated, validly existing and in good standing under the laws of Massachusetts, is a Citizen of the United States (without making use of any voting trust, voting powers agreement or similar arrangement), will notify promptly all parties to this Agreement if in its reasonable opinion its status as a Citizen of the United States (without making use of any voting trust, voting powers agreement or similar arrangement) is likely to change and will resign as Indenture Trustee as provided in Section 9.01 of the Trust Indenture promptly after it obtains actual knowledge that it has ceased to be such a Citizen of the United States (without making use of a voting trust, voting powers agreement or similar arrangement), and has the full corporate power, authority and legal right under the laws of the Commonwealth of Massachusetts and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of this Agreement, the Trust Indenture and each other Operative Document to which it is a party and to carry out its obligations under this Agreement, the Trust Indenture, each other Operative Document to which it is a party and to authenticate the Secured Certificates;

                    (ii) the execution and delivery by the Indenture Trustee of the Indenture Trustee Documents and the authentication of the Secured Certificates and the performance by the Indenture Trustee of its obligations under the Indenture Trustee Documents have been duly authorized by the Indenture Trustee and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound;

                    (iii) this Agreement and each of the other Indenture Trustee Documents constitute the legal, valid and binding obligations of the Indenture Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                    (iv) there are no pending or, to its knowledge, threatened actions or proceedings against the Indenture Trustee, either in its individual capacity or as Indenture Trustee, before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of the Indenture Trustee, in its individual capacity or as Indenture Trustee as the case may be, to perform its obligations under the Operative Documents to which it is a party; and

                    (v) there are no Indenture Trustee's Liens on the Aircraft or any other portion of the Collateral.

          (n) [Intentionally Omitted].

          (o) [Intentionally Omitted].

          (p) State Street Bank and Trust Company, in its individual capacity, agrees for the benefit of the Owner to comply with the terms of the Trust Indenture which it is required to comply with in its individual capacity.

          (q) Each Loan Participant agrees that it will not transfer any Secured Certificate (or any part thereof) to any entity unless such entity makes (or is deemed to have made) a representation and warranty as of the date of transfer that either no part of the funds to be used by it for the purchase and holding of such Secured Certificate (or any part thereof) constitutes assets of any "employee benefit plan" or that such purchase and holding will not result in a non-exempt prohibited transaction (under Section 4975 of the Code and Section 406 of ERISA).

          (r) Each Loan Participant and the Indenture Trustee agrees for the benefit of the Manufacturer and the Owner that it will not disclose or suffer to be disclosed the terms of the Purchase Agreement to any third party except
(A) as may be required by any applicable statute, court or administrative order or decree or governmental ruling or regulation or to any regulatory authorities having official jurisdiction over them, (B) in connection with the financing of the Aircraft and the other transactions contemplated by the Operative Documents (including any transfer of Secured Certificates (including by way of participation or assignment of an interest, provided such participant or assignee agrees to hold such terms confidential to the same extent as herein provided) and any exercise of remedies under the Trust Indenture), (C) with the prior written consent of the Manufacturer and the Owner, or (D) to the Indenture Trustee's and each Loan Participant's counsel or special counsel, independent insurance brokers or other agents who agree to hold such information confidential.

          (s) [Intentionally Omitted].

          (t) Each Loan Participant covenants and agrees that it shall not cause or permit to exist a Loan Participant Lien attributable to it with respect to the Aircraft or any other portion of the Collateral. Each Loan Participant agrees that it will promptly, at its own expense, take such other action as may be necessary duly to discharge such Loan Participant Lien attributable to it. Each Loan Participant agrees to make restitution to the Owner for any damages or expenses of the Owner resulting from such Loan Participant Lien attributable to it.

          (u) State Street Bank and Trust Company, in its individual capacity, covenants and agrees that it shall not cause or permit to exist any Indenture Trustee's Liens with respect to the Collateral. State Street Bank and Trust Company, in its individual capacity, agrees that it will promptly, at its own expense, take such action as may be necessary duly to discharge such Indenture Trustee's Liens. State Street Bank and Trust Company, in its individual capacity, agrees to make restitution to the Owner for any actual diminution of the assets of the Collateral resulting from such Indenture Trustee's Liens.

          (v) [Intentionally Omitted].

          (w) [Intentionally Omitted].

          (x) [Intentionally Omitted].

          (y) (A) The Owner will not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless:

                    (i) the corporation formed by such consolidation or into which the Owner is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of the Owner as an entirety shall be a Certificated Air Carrier;

                    (ii) the corporation formed by such consolidation or into which the Owner is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of the Owner as an entirety shall execute and deliver to the Indenture Trustee an agreement in form and substance reasonably satisfactory to the Indenture Trustee containing an assumption by such successor corporation or Person of the due and punctual performance and observance of each covenant and condition of this Agreement, the Trust Indenture and the Secured Certificates to be performed or observed by the Owner;

                    (iii) immediately after giving effect to such transaction, no Default or Event of Default under the Trust Indenture shall have occurred and be continuing; and

                    (iv) The Owner shall have delivered to the Indenture Trustee a certificate signed by the President, any Executive Vice President, any Senior Vice President, the Treasurer or any Vice President and by the Secretary or an Assistant Secretary of the Owner, and an opinion of counsel reasonably satisfactory to the Indenture Trustee, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in clause (ii) above comply with this subparagraph (A) of Section 8(y) and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Upon any such consolidation or merger or any such conveyance, transfer or lease of substantially all of the assets of the Owner as an entirety in accordance with this subparagraph

(A) of Section 8(y), the successor corporation or Person formed by such consolidation or into which the Owner is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Owner under this Agreement with the same effect as if such successor corporation or Person had been named as the Owner herein. No such conveyance, transfer or lease of substantially all of the assets of the Owner as an entirety shall have the effect of releasing the Owner or any successor corporation or Person which shall theretofore have become such in the manner prescribed in this subparagraph (A) of Section 8(y) from its liability in respect of any Operative Document to which it is a party.

                (B) The Owner shall at all times maintain its corporate existence except as permitted by subparagraph (A) of this Section 8(y).

          (z) The Owner, at its expense, will take, or cause to be taken, such action with respect to the recording, filing, re-recording and refiling of the Trust Indenture, the Trust Indenture Supplement and any financing statements or other instruments as are necessary to maintain, so long as the Trust Indenture is in effect, the perfection of the security interests created by the Trust Indenture or will furnish to the Indenture Trustee timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable it to take such action. The Owner will notify the Indenture Trustee of any change in the location of its chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) or of any change in its jurisdiction of incorporation promptly after making such change or in any event within the period of time necessary under applicable law to prevent the lapse of perfection (absent refiling) of financing statements filed under the Operative Documents.

          (aa) [Intentionally Omitted].

          (bb) [Intentionally Omitted].

          (cc) Each Loan Participant hereby represents, warrants and agrees that it shall not transfer any interest in any Secured Certificate unless and until the transferee agrees in writing (copies of which shall be provided by the Indenture Trustee to the Owner) to make the representations contemplated to be made by a Loan Participant in this Agreement and to be bound by the terms of this Agreement and the Trust Indenture (including, without limitation, the representations and covenants set forth in Sections 8(e), 8(k), 8(l), 8(q), and 8(t) hereof and this Section 8(cc) and Section 2.03 of the Trust Indenture).

          (dd) The Pass Through Trustee represents and warrants to the Owner, the Guarantor, the Indenture Trustee, the Subordination Agent and the Primary Liquidity Provider, in its capacity as such and in its individual capacity, as follows:

                    (i) the Pass Through Trustee is a duly organized national banking association, validly existing and in good standing with the Comptroller of the Currency under the laws of the United States, has the full power, authority and legal right under the laws of the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Pass Through Trust Agreements, the Intercreditor Agreement and this Agreement and to perform its obligations under the Pass Through Trust Agreements, the

          Intercreditor Agreement and this Agreement, and has its chief executive office located in Hartford, Connecticut;

                    (ii) this Agreement, each of the Pass Through Trust Agreements and the Intercreditor Agreement have been duly authorized, executed and delivered by the Pass Through Trustee; this Agreement, each of the Pass Through Trust Agreements and the Intercreditor Agreement constitute the legal, valid and binding obligations of the Pass Through Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                    (iii) none of the execution, delivery and performance by the Pass Through Trustee of any of the Pass Through Trust Agreements, the Intercreditor Agreement or this Agreement, the purchase by the Pass Through Trustee of the Secured Certificates pursuant to this Agreement, or the issuance of the Certificates pursuant to the Pass Through Trust Agreements, contravenes any law, rule or regulation of the State of Connecticut or any United States governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Pass Through Trustee and does not contravene or result in any breach of, or constitute a default under, the Pass Through Trustee's articles of association or by-laws or any agreement or instrument to which the Pass Through Trustee is a party or by which it or any of its properties may be bound;

                    (iv) neither the execution and delivery by the Pass Through Trustee of any of the Pass Through Trust Agreements, the Intercreditor Agreement or this Agreement, nor the consummation by the Pass Through Trustee of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Connecticut governmental authority or agency or any federal governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers;

                    (v) there are no Taxes payable by the Pass Through Trustee imposed by the State of Connecticut or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Pass Through Trustee of this Agreement, any of the Pass Through Trust Agreements or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements), and there are no Taxes payable by the Pass Through Trustee imposed by the State of Connecticut or any political subdivision thereof in connection with the acquisition, possession or ownership by the Pass Through Trustee of any of the Secured Certificates (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements), and, assuming that for federal income tax purposes the trusts created by the Pass-Through Trust Agreements will not be taxable as corporations, but rather, each will be characterized as a grantor trust under subpart E, Part I, of Subchapter J of the Code or as a partnership, such trusts will not be subject to any Taxes imposed by the State of Connecticut or any political subdivision thereof;

                    (vi) there are no pending or threatened actions or proceedings against the Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Pass Through Trustee to perform its obligations under this Agreement, the Intercreditor Agreement or any Pass Through Trust Agreement;

                    (vii) except for the issue and sale of the Certificates, the Pass Through Trustee has not directly or indirectly offered any Secured Certificate for sale to any Person or solicited any offer to acquire any Secured Certificates from any Person, nor has the Pass Through Trustee authorized anyone to act on its behalf to offer directly or indirectly any Secured Certificate for sale to any Person, or to solicit any offer to acquire any Secured Certificate from any Person; and the Pass Through Trustee is not in default under any Pass Through Trust Agreement; and

                    (viii) the Pass Through Trustee is not directly or indirectly controlling, controlled by or under common control with any Underwriter, the Owner or the Guarantor.

          (ee) The Subordination Agent represents and warrants to the Owner, the Guarantor, the Indenture Trustee, the Pass Through Trustee and the Primary Liquidity Provider in its capacity as such and in its individual capacity, as follows:

                    (i) the Subordination Agent is duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the full corporate power, authority and legal right under the laws of the Commonwealth of Massachusetts and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Primary Liquidity Facilities, the Intercreditor Agreement and this Agreement and to perform its obligations under this Agreement, the Primary Liquidity Facilities and the Intercreditor Agreement;

                    (ii) this Agreement, each of the Primary Liquidity Facilities and the Intercreditor Agreement have been duly authorized, executed and delivered by the Subordination Agent; this Agreement, each of the Primary Liquidity Facilities and the Intercreditor Agreement constitute the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                    (iii) none of the execution, delivery and performance by the Subordination Agent of each of the Primary Liquidity Facilities, the Intercreditor Agreement or this Agreement contravenes any law, rule or regulation of the Commonwealth of Massachusetts or any United States governmental authority or agency regulating the

          Subordination Agent's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent and do not contravene or result in any breach of, or constitute a default under, the Subordination Agent's articles of association or by-laws or any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

                    (iv) neither the execution and delivery by the Subordination Agent of any of the Primary Liquidity Facilities, the Intercreditor Agreement or this Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Massachusetts governmental authority or agency or any federal governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers;

                    (v) there are no Taxes payable by the Subordination Agent imposed by the Commonwealth of Massachusetts or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Agreement, any of the Primary Liquidity Facilities or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Primary Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by the Commonwealth of Massachusetts or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Secured Certificates (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Primary Liquidity Facilities);

                    (vi) there are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Agreement, the Intercreditor Agreement or any Primary Liquidity Facility;

                    (vii) the Subordination Agent has not directly or indirectly offered any Secured Certificate for sale to any Person or solicited any offer to acquire any Secured Certificates from any Person, nor has the Subordination Agent authorized anyone to act on its behalf to offer directly or indirectly any Secured Certificate for sale to any Person, or to solicit any offer to acquire any Secured Certificate from any Person; and the Subordination Agent is not in default under any Primary Liquidity Facility; and

                    (viii) the Subordination Agent is not directly or indirectly controlling, controlled by or under common control with any Underwriter, the Owner or the Guarantor.

          (ff) Each of the Owner, the Indenture Trustee, each Pass Through Trustee and the Subordination Agent covenants that (i) until one year and one day after the Series G-2

Secured Certificates have been paid in full, it shall not acquiesce, petition or otherwise invoke or cause or join in invoking or causing the Class G-2 Pass Through Trust or any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or not) against the Class G-2 Pass Through Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Class G-2 Pass Through Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Class G-2 Pass Through Trust and (ii) until one year and one day after the Series C-2 Secured Certificates have been paid in full, it shall not acquiesce, petition or otherwise invoke or cause or join in invoking or causing the Class C-2 Pass Through Trust or any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or not) against the Class C-2 Pass Through Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Class C-2 Pass Through Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Class C-2 Pass Through Trust.

          SECTION 9. Reliance of Primary Liquidity Provider and Policy Provider. Each of the parties hereto agrees and acknowledges that the Primary Liquidity Provider and the Policy Provider shall be a third party beneficiary of each of the representations and warranties made herein by such party, and that the Primary Liquidity Provider and the Policy Provider may rely on such representations and warranties to the same extent as if such representations and warranties were made to the Primary Liquidity Provider and the Policy Provider directly. The Owner agrees and acknowledges that the Primary Liquidity Provider and the Policy Provider shall each be a third party beneficiary of the indemnities contained in Section 7(c) hereof and that the Policy Provider shall be a third party beneficiary of the indemnities contained in Section 7(b) hereof, and may rely on such indemnities to the same extent as if such indemnities were made to the Primary Liquidity Provider and the Policy Provider directly.

          SECTION 10. Other Documents. The Indenture Trustee agrees to promptly furnish to the Owner copies of any supplement, amendment or waiver or modification of any of the Operative Documents to which the Owner is not a party. Each Loan Participant agrees that it will not take any action in respect of the Collateral except through the Indenture Trustee pursuant to the Trust Indenture or as otherwise permitted by the Trust Indenture.

          SECTION 11. Certain Covenants of the Owner. The Owner covenants and agrees with each of the Loan Participants and the Indenture Trustee:

          (a) The Owner will cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as the Indenture Trustee shall reasonably require for accomplishing the purposes of this Agreement and the other Operative Documents; provided that any instrument or other document so executed by the Owner will not expand any obligations or limit any rights of the Owner in respect of the transactions contemplated by any Operative Documents.

          (b) The Owner will cause the Trust Indenture, all supplements and amendments to the Trust Indenture and this Agreement to be promptly filed and recorded, or filed for recording, to the extent permitted under the Federal Aviation Act, or required under any other applicable law. Upon the execution and delivery of the Trust Indenture, the Trust Indenture and the Trust Indenture Supplement covering the Aircraft shall be filed for recording with the Federal Aviation Administration.

          SECTION 12. [Intentionally Omitted].

          SECTION 13. Certain Definitions; Notices; Consent to Jurisdiction.
(a) Except as otherwise defined in this Agreement, terms used herein in capitalized form shall have the meanings attributed thereto in the Annex A to the Trust Indenture. Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be amended from time to time.

          (b) All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or to the Guarantor shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by telecopier, or by prepaid courier service, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 13(b). Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 13(b), notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) as follows: (A) if to the Owner, the Guarantor, the Pass Through Trustee, the Subordination Agent or the Indenture Trustee, to the respective addresses set forth below the signatures of such parties at the foot of this Agreement, or (B) if to any subsequent Certificate Holder, addressed to such Certificate Holder at its address set forth in the Secured Certificate register maintained pursuant to Section 2.07 of the Trust Indenture.

          (c) Each of the parties hereto (A) hereby irrevocably submits itself to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and to the non-exclusive jurisdiction of the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any other Operative Document, the subject matter of any thereof or any of the transactions contemplated hereby or thereby brought by any party or parties thereto, or their successors or assigns, and (B) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Agreement or any other Operative Document or the subject matter of any thereof or any of the transactions contemplated hereby or thereby may not be enforced in or by such courts. The Owner hereby generally consents to service of process at Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038,
Attention: Managing Attorney, or such office of the Owner in New York City as from time to time may be designated by the Owner in writing to the Indenture Trustee.

          SECTION 14. [Intentionally Omitted].

          SECTION 15. Miscellaneous.

          (a) [Intentionally Omitted].

          (b) The representations, warranties, indemnities and agreements of the Owner, the Guarantor, the Indenture Trustee, the Subordination Agent and the Pass Through Trustee provided for in this Agreement, and the Owner's, the Guarantor's, the Indenture Trustee's, the Subordination Agent's and the Pass Through Trustee's obligations under any and all thereof, shall survive the making available of the Commitments by each Pass Through Trustee, the transfer of any interest by any Loan Participant in any Secured Certificate or the Collateral and the expiration or other termination of this Agreement or any other Operative Document.

          (c) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to the Indenture Trustee. The terms of this Agreement shall be binding upon, and inure to the benefit of, the Owner and, subject to the terms of this Agreement, its successors and permitted assigns, the Guarantor, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, each Certificate Holder and its successors and registered assigns and the Indenture Trustee and its successors as Indenture Trustee under the Trust Indenture. The terms of this Agreement shall inure to the benefit of the Primary Liquidity Provider, its successors and permitted assigns and to the Policy Provider, its successors and permitted assigns. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

          (d) [Intentionally Omitted].

          (e) It is the intention of the parties hereto that the Indenture Trustee will be entitled to the benefits of 11 U.S.C. Section 1110 in the event of any reorganization of the Owner under Chapter 11 of the Bankruptcy Code.

          SECTION 16. Sale/leaseback Transaction. Notwithstanding anything to the contrary contained herein or any other Operative Document, upon not less than __ days prior written notice to the parties hereto, the Owner shall have the right to sell the Aircraft and transfer title to the Aircraft to an owner trustee for the benefit of an owner participant (which shall be a "Transferee" (as defined in the form of Leased Aircraft Participation Agreement (as such term is defined in the Note Purchase Agreement)) in a transaction in which such owner trustee assumes all of the obligations of the Owner under the Secured Certificates and the Trust Indenture on a non-recourse basis (with the Owner being released from such obligations, except to the extent accrued prior thereto), leases the Aircraft to the Owner and assigns such lease to the Indenture Trustee pursuant to an amended and restated trust indenture (a "Sale/Leaseback Transaction"). In connection with such Sale/Leaseback Transaction, each of the parties hereto and each

Certificate Holder will execute and deliver appropriate documentation permitting the owner trustee to assume the obligations of the Owner under the Secured Certificates and the Trust Indenture on a non-recourse basis, releasing the Owner from all obligations in respect of the Secured Certificates and the Trust Indenture (except to the extent accrued prior thereto), and take all other actions as are reasonably necessary to permit such assumption by the owner trustee. In connection with any such Sale/Leaseback Transaction, the parties agree that (a) the documents to be utilized shall be (i) an amended and restated participation agreement [NW ____ __] amending and restating the Participation Agreement, such amended and restated participation agreement to be substantially in the form of the Leased Aircraft Participation Agreement (as such term is defined in the Note Purchase Agreement), among the parties hereto, any Certificate Holder which is not a party hereto and the owner trustee and owner participant, with (x) such changes to such form to reflect the assumption of the Secured Certificates by the owner trustee on a non-recourse basis rather than the issuance thereof by the owner trustee and purchase thereof by the Purchasers and also to reflect the release of the Owner from all obligations under the Secured Certificates and the Trust Indenture (except to the extent accrued prior thereto) and (y) such other changes as may be permitted in accordance with the Note Purchase Agreement applicable to the revision of the Leased Aircraft Participation Agreement in connection with a leveraged lease transaction, (ii) a lease agreement [NW ____ __], such lease agreement to be substantially in the form of the Lease (as such term is defined in the Note Purchase Agreement), between the Owner and the owner trustee with such changes as may be permitted in accordance with the provisions of the Note Purchase Agreement applicable to the revision of the Lease in connection with a leveraged lease transaction,
(iii) an amended and restated trust indenture [NW ____ __] amending and restating the Trust Indenture, such amended and restated trust indenture to be substantially in the form of the Leased Aircraft Indenture (as such term is defined in the Note Purchase Agreement), between the owner trustee and the Indenture Trustee, with (x) such changes to such form to reflect the assumption of all of the obligations of the Owner under the Secured Certificates and the Trust Indenture on a non-recourse basis and a release of the Contract Rights from the Granting Clause of the Trust Indenture and (y) such other changes as may be permitted in accordance with the Note Purchase Agreement applicable to the revision of the Leased Aircraft Indenture in connection with a leveraged lease transaction, (iv) a purchase agreement assignment [NW ____ ___], such purchase agreement assignment to be substantially in the form of the Aircraft Purchase Agreement Assignment (as such term is defined in the Note Purchase Agreement) between the Owner and the owner trustee with such changes as may be permitted in accordance with the provisions of the Note Purchase Agreement applicable to the Aircraft Purchase Agreement Assignment in connection with a leveraged lease transaction, (v) a trust agreement [NW ____ __], such trust agreement to be substantially in the form of the Leased Aircraft Trust Agreement (as such term is defined in the Note Purchase Agreement), between the owner trustee and the owner participant with such changes as may be permitted in accordance with the provisions of the Note Purchase Agreement applicable to the Leased Aircraft Trust Agreement in connection with a leveraged lease transaction, and (vi) an amended and restated guarantee [NW ____ __] amending and restating the Guarantee, such amended and restated guarantee to be substantially in the form of the Leased Aircraft Guarantee (as such term is defined in the Note Purchase Agreement) with such changes as may be permitted in accordance with the Note Purchase Agreement applicable to the Leased Aircraft Guarantee in connection with a leveraged lease transaction and (b) the Secured Certificates shall be delivered to the Indenture Trustee for cancellation in exchange for new secured certificates to be issued to the

Certificate Holders by the owner trustee, such new secured certificate to be substantially in the form contained in Section 2.01 of the Leased Aircraft Indenture (as such term is defined in the Note Purchase Agreement). Such new secured certificates will have the same payment terms as the Secured Certificates except that in the event that the Owner enters into a Sale/Leaseback Transaction prior to March 31, 2004, the Owner shall have the right to reoptimize the new secured certificates to be issued to the Certificate Holders by the owner trustee in compliance with the Mandatory Economic Terms (as such term is defined in the Note Purchase Agreement). Notwithstanding the foregoing, the Owner shall not have the right to enter into a Sale/Leaseback Transaction unless the Owner causes to be delivered to the Indenture Trustee (a) an opinion of counsel to the effect that the holders of the Pass Through Certificates will not recognize income, gain or loss for federal income tax purposes as a result of such assumption and release and will be subject to federal income tax in the same amounts, in the same manner and at the same time as would have been the case if such assumption and release had not occurred (other than such change in amount, manner and timing of interest that results from any reoptimization of the new secured certificates permitted pursuant to this Section 16) and that the Pass Through Trusts (and the Class G-1 pass through trust and the Class C-1 pass through trust created simultaneously with the creation of the Pass Through Trusts) will not be subject to federal income taxation as a result of such assumption and release and (b) written confirmation from Moody's Investors Services, Inc., Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., and Fitch Ratings, that the Sale/Leaseback Transaction and/or reoptimization of the new secured certificates in connection therewith will not result in a withdrawal, suspension or downgrading of the ratings of either class of Pass Through Certificates or the Class G-1 or Class C-1 pass through certificates issued simultaneously with the Pass Through Certificates without regard to the Policy (as defined in the Policy Provider Agreement) or the "policy" issued simultaneously with respect to the Policy in respect of the Class G-1 pass through certificates issued simultaneously with the Pass Through Certificates or the Class D pass through certificates issued in connection with the Pass Through Certificates and such Class G-1 and Class C-1 pass through certificates.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                 NORTHWEST AIRLINES, INC.,
                                     Owner


                                 By: ______________________________________
                                     Name:
                                     Title:

                                 Address:     U.S.  Mail
                                              2700 Lone Oak Parkway (A4010)
                                              Eagan, Minnesota 55121-1534

                                              Overnight Courier
                                              2700 Lone Oak Parkway (A4010)
                                              Eagan, Minnesota 55121-1534
                                 Attn:        Treasurer
                                 Telecopy No.:  (612) 726-0665


                                 NORTHWEST AIRLINES CORPORATION,
                                     Guarantor


                                 By: ______________________________________
                                     Name:
                                     Title:

                                 Address:     U.S.  Mail
                                              2700 Lone Oak Parkway (A4010)
                                              Eagan, Minnesota 55121-1534

                                              Overnight Courier
                                              2700 Lone Oak Parkway (A4010)
                                              Eagan, Minnesota 55121-1534
                                 Attn:        Treasurer
                                 Telecopy No.:  (612) 726-0665

                                 STATE STREET BANK AND
                                 TRUST COMPANY,
                                     Indenture Trustee


                                 By: ______________________________________
                                     Name:
                                     Title:

                                 Address:     U.S. Mail
                                              Corporate Trust Department
                                              P.O. Box 778
                                              Boston, Massachusetts 02102-0778

                                              Overnight Courier
                                              Corporate Trust Department
                                              2 Avenue de Lafayette
                                              Boston, Massachusetts  02111-1724
                                 Telecopy No.:  (617) 662-1462


                                 STATE STREET BANK AND TRUST COMPANY OF
                                 CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee,
                                    Pass Through Trustee


                                 By: _________________________________________
                                     Name:
                                     Title:

                                 Address:     225 Asylum Street, Goodwin Square
                                              Hartford, CT  06103
                                 Attn:        Corporate/Muni Department
                                 Telecopy No.:  (860) 244-1889

                                 STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent,
                                    Subordination Agent


                                 By: __________________________________________
                                     Name:
                                     Title:

                                 Address:     U.S. Mail
                                              Corporate Trust Department
                                              P.O. Box 778
                                              Boston, Massachusetts 02102-0778

                                              Overnight Courier
                                              Corporate Trust Department
                                              2 Avenue de Lafayette
                                              Boston, Massachusetts  02111-1724
                                 Telecopy No.:  (617) 662-1462

                                  SCHEDULE I
                              Names and Addresses
                              -------------------

Owner:                 Northwest Airlines, Inc.

                       U.S.  Mail
                       2700 Lone Oak Parkway (A4010)
                       Eagan, Minnesota 55121-1534

                       Overnight Courier
                       2700 Lone Oak Parkway (A4010)
                       Eagan, Minnesota 55121-1534

                       Attn:  Treasurer
                       Telecopy No.:  (612) 726-0665

                       Wire Transfer

                       USBank, Minneapolis
                       ABA No.  091000022
                       Acct.  No.  150250099440

Indenture Trustee:     State Street Bank and Trust Company

                       U.S. Mail
                       Corporate Trust Department
                       P.O. Box 778
                       Boston, Massachusetts 02102-0778

                       Overnight Courier
                       Corporate Trust Department
                       2 Avenue de Lafayette
                       Boston, Massachusetts  02111-1724
                       Telecopy No.:  (617) 662-1462

                       Wire Transfer

                       State Street Bank and Trust Company
                       ABA No.  011-000-028
                       for credit to State Street Bank and Trust Company Acct. No. 9903-990-1
                       Attn:  Corporate Trust Department
                       Reference:  Northwest/NW [____ _]


                                 SCHEDULE I-1

Loan Participant:      State Street Bank and Trust Company
                       of Connecticut, National Association
                       225 Asylum Street, Goodwin Square
                       Hartford, CT  06103
                       Attn:  Corporate/Muni Department
                       Telecopy No.:  (860) 244-1889

Subordination Agent:   State Street Bank and Trust Company

                       U.S. Mail
                       Corporate Trust Department
                       P.O. Box 778
                       Boston, Massachusetts 02102-0778

                       Overnight Courier
                       Corporate Trust Department
                       2 Avenue de Lafayette
                       Boston, Massachusetts  02111-1724
                       Telecopy No.:  (617) 662-1462


                                 SCHEDULE I-2

                                  SCHEDULE II
                                  Commitments
                                  -----------

                                 Interest Rate
Purchasers                       and Maturity                    Purchase Price
----------                       ------------                    --------------

Northwest Airlines
Pass Through Trust

2002-1G-2                 6.264% Series G-2 Secured              $[___________]
                          Certificates due [___________]

2002-1C-2                 9.055% Series C Secured                $[___________]
                          Certificates due [___________]


                                SCHEDULE II-1

                                 SCHEDULE III
                         Pass Through Trust Agreements
                         -----------------------------


1. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2002-1G-2, dated as of the Issuance Date among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

2. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2002-1C-2, dated as of the Issuance Date among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

                                SCHEDULE III-1

                                                                    EXHIBIT A
                                                             TO PARTICIPATION
                                                                    AGREEMENT
                                                                  [NW ____ _]

                   SCHEDULE OF COUNTRIES FOR REREGISTRATION
                   ----------------------------------------

Argentina                                     Malta
Australia                                     Mexico
Austria                                       Morocco
Bahamas                                       Netherlands
Belgium                                       New Zealand
Brazil                                        Norway
Canada                                        Paraguay
Chile                                         People's Republic of China
Denmark                                       Philippines
Egypt                                         Portugal
Finland                                       Republic of China (Taiwan)
France                                        Singapore
Germany                                       South Africa
Greece                                        South Korea
Hungary                                       Spain
Iceland                                       Sweden
India                                         Switzerland
Indonesia                                     Thailand
Ireland                                       Trinidad and Tobago
Italy                                         United Kingdom
Japan                                         Uruguay
Luxembourg                                    Venezuela
Malaysia


                                 EXHIBIT A-1

                                                                     EXHIBIT K
                                                              TO PARTICIPATION
                                                                     AGREEMENT
                                                                  [NW ____ _]

                     Section 7(b) - General Tax Indemnity
                     ------------------------------------

          (b)     General Tax Indemnity.

                    (i) Indemnity. Except as provided in Section 7(b)(ii) hereof, the Owner shall pay, protect, save and on written demand shall indemnify and hold harmless any Tax Indemnitee from and against any and all Taxes howsoever imposed against any Tax Indemnitee, the Owner or the Aircraft, the Airframe, any Engine or any Part thereof or interest therein by any Federal, state or local government or other taxing authority in the United States or by any foreign government or any political subdivision or taxing authority thereof or by any territory or possession of the United States or by any international authority ("Taxing Authority") upon or in connection with or relating to (A) the construction, financing, refinancing, purchase, acquisition, acceptance, rejection, delivery, nondelivery, transport, ownership, registration, reregistration, insuring, assembly, possession, repossession, operation, location, use, control, condition, maintenance, repair, sale, return, abandonment, installation, storage, redelivery, replacement, manufacture, leasing, subleasing, modification, rebuilding, importation, transfer of title, transfer of registration, exportation or other application or disposition of the Aircraft, the Airframe, any Engine or any Part thereof or interest therein, (B) the rentals, receipts or earnings from the Aircraft, the Airframe, any Engine or any Part, (C) any amount paid or payable pursuant to any Operative Document or any document related thereto or the property or the income or other proceeds with respect to the Collateral, (D) the Aircraft, the Airframe, any Engine or any Part,
          (E) any or all of the Operative Documents, or the issuance of the Secured Certificates and any other documents contemplated hereby or thereby and amendments and supplements hereto and thereto or the execution, delivery or performance of any thereof or the issuance, acquisition, modification, holding or subsequent transfer thereof,
          (F) the payment of the principal of, or interest or Make-Whole Amount or other premium on, or other amounts payable with respect to, the Secured Certificates or the Pass Through Certificates, or
          (G) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents.

                    (ii) Exclusions from General Tax Indemnity. The provisions of Section 7(b)(i) shall not apply:

                              (1) with respect to any Tax Indemnitee to any
                    Income Tax (as defined in Section 7(d) hereof) imposed by
                    (A) the United States Federal government or (B) any U.S. state or local taxing jurisdiction;

                              (2) with respect to any Tax Indemnitee, to any
                    Income Taxes imposed by any foreign or international government, jurisdiction or taxing authority or territory or possession of the United States except to the extent that such Tax

                                 EXHIBIT K-1

                    Indemnitee would be subject to such Income Tax if the sole connection between such Tax Indemnitee and the Taxing Authority had been the location and operation of the Aircraft or the activities of the Owner or any lessee within such Taxing Authority;

                              (3) to any capital gains taxes, excess profits
                    taxes, value added taxes, branch profits taxes, accumulated earnings taxes, personal holding company taxes, succession taxes or estate or similar taxes;

                              (4) to any Tax imposed as a result of a transfer
                    or disposition by a Tax Indemnitee including, without limitation, a transfer or disposition of all or any portion of its respective equitable or legal ownership interest in a Secured Certificate (including sales of participations therein), the Collateral (as defined in the Trust Indenture) or any Operative Document or any interest in such Tax Indemnitee;

                              (5) to any Tax based on or measured by any fees
                    received by any Pass Through Trustee, the Indenture Trustee, the Policy Provider or the Subordination Agent in connection with any transaction contemplated by the Operative Documents;

                              (6) [Intentionally Omitted]

                              (7) to any Tax in the nature of an intangible or
                    similar tax upon or with respect to the value or principal amount of the interest of any Tax Indemnitee in any of the Secured Certificates or the Pass Through Certificates;

                              (8) with respect to any Tax Indemnitee to any
                    Tax imposed on or with respect to a transferee (or subsequent transferee) of an original Tax Indemnitee to the extent such Taxes would not have been required to be withheld or imposed on or with respect to such original Tax Indemnitee;

                              (9) to any Tax which would not have been imposed
                    but for an Indenture Trustee's Lien;

                              (10) to any Tax to the extent such Tax would not
                    have been imposed but for a present or future connection between the Tax Indemnitee or any Affiliate thereof and the jurisdiction imposing such Taxes (including, without limitation, the Tax Indemnitee or an Affiliate thereof being or having been a citizen or resident thereof, or being or having been organized, present or engaged in a trade or business therein, or having or having had, a permanent establishment or fixed place of business therein, or engaging, or having engaged, in one or more transactions or activities therein unrelated to the transactions contemplated by the Operative Documents), other than a connection arising solely by reason of the transactions contemplated by the Operative Documents;

                              (11) to any Tax imposed on a Tax Indemnitee to
                    the extent imposed as a result of such Tax Indemnitee's failure to comply with any certification,

                                 EXHIBIT K-2
                    information, documentation, reporting or similar procedure that is required by law, treaty or regulation as a condition to the allowance of any reduction in the rate of such Tax or any exemption or other relief from such Tax;

                              (12) to any Tax on a Tax Indemnitee to the
                    extent arising out of, or caused by, or to the extent such Tax would not have been incurred but for, (A) the willful misconduct or gross negligence of such Tax Indemnitee or any of its Affiliates or (B) the inaccuracy or breach of any representation, warranty, covenant or agreement by such Tax Indemnitee or any of its Affiliates in any Operative Document;

                              (13) to any Tax on a Tax Indemnitee to the
                    extent consisting of interest, penalties, fines or additions to Tax resulting from the negligence or willful misconduct of such Tax Indemnitee or any of its Affiliates in connection with the filing of, or failure to file, any tax return, the payment of, or failure to pay any Tax, or the conduct of any proceeding in respect thereof unless resulting from the failure by the Owner to perform its obligations under Section 7(b)(v) hereof;

                              (14) to any Tax imposed on any Tax Indemnitee
                    under Section 4975 of the Internal Revenue Code or under subtitle B of ERISA or equivalent state law as a result of the use by such Tax Indemnitee or any of its Affiliates of the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) to purchase a Secured Certificate or otherwise acquire any interest in any Secured Certificate;

                              (15) to any Tax that would not have been imposed
                    but for an amendment to any Operative Document to which the Owner is not a party, which amendment was not requested or consented to by the Owner in writing;

                              (16) in the case of the Policy Provider, to any
                    premium or similar Tax.

                    (iii) Calculation of General Tax Indemnity Payments. Any payment which the Owner shall be required to make to or for the account of any Tax Indemnitee with respect to any Tax which is subject to indemnification under this Section 7(b) shall be in an amount which, after reduction by the amount of all Taxes required to be paid by such Tax Indemnitee in respect of the receipt or accrual of such amount and after consideration of any current savings of such Tax Indemnitee resulting by way of any deduction, credit or other tax benefit attributable to such indemnified Tax that actually reduces any Taxes for which the Owner is not required to indemnify such Tax Indemnitee pursuant to this Section 7(b) or the Tax Indemnity Agreement, shall be equal to the payment otherwise required hereunder.

                    If, by reason of any Tax payment made to or for the account of a Tax Indemnitee by the Owner pursuant to this Section 7(b), such Tax Indemnitee or any of its Affiliates subsequently realizes a tax benefit (whether by deduction, allocation, apportionment or credit (including a foreign tax credit)) not previously taken into account in computing such payment, such Tax Indemnitee shall promptly pay to the Owner an amount equal to the sum of (I) the actual reduction in Taxes, if any, realized by such Tax Indemnitee

                                 EXHIBIT K-3
          which is attributable to such tax benefit and (II) the actual reduction in Taxes realized by such Tax Indemnitee as a result of any payment made by such Tax Indemnitee pursuant to this sentence. For purposes of this Section 7(b)(iii), items of foreign Tax of any Tax Indemnitee shall be deemed to be utilized by such Tax Indemnitee as credits or deductions for any taxable year in accordance with the following priorities:

                    First, all available foreign Taxes for which such Tax Indemnitee was not indemnified or held harmless by anyone;

                    Second, all available foreign Taxes for which such Tax Indemnitee was indemnified or held harmless by the Owner, and all available foreign taxes indemnified under any other transaction (except any described in Clause Third), on a pari passu basis; and

                    Third, any remaining foreign Taxes arising from any transaction in which there is an express agreement that such Taxes shall be utilized after foreign taxes from other transactions.

          Once the foreign Tax for which such Tax Indemnitee was indemnified by the Owner is deemed to be utilized pursuant to the ordering rules contained in this paragraph, it shall not subsequently be recharacterized as not having been utilized as a result of a foreign tax liability arising in a subsequent year.

                    Any Taxes that are imposed on any Tax Indemnitee as a result of the disallowance or reduction of any tax benefit referred to in this subsection as to which such Tax Indemnitee has made in full the payment to the Owner required hereby (or as to which such Tax Indemnitee would have made its payment but for Section 7(b)(viii) or which tax benefit was otherwise taken into account in computing the Owner's indemnity obligation pursuant to this Section
          7) in a taxable year subsequent to the utilization by such Tax Indemnitee shall be treated as a Tax for which the Owner is obligated to indemnify such Tax Indemnitee pursuant to the provisions of this Section 7(b), without regard to the exclusions set forth in Section 7(b)(ii) hereof (other than clauses (12) or (13) thereto).

                    Each Tax Indemnitee shall in good faith use reasonable efforts in filing its tax returns and in dealing with Taxing Authorities to seek and claim any tax savings which would result in payments to the Owner under this Section 7(b).

                    (iv) General Tax Indemnity -- Contests. At the Owner's request, the Owner shall be entitled at its sole cost and expense
          (A) in the case of a contest involving only Taxes indemnified hereunder ("Indemnified Taxes") or (B) in any proceeding involving a claim for one or more Indemnified Taxes as well as a claim for other Taxes, where the contest of the claim for Indemnified Taxes can be severed from the contest of other Taxes, to assume responsibility for and control of the contest ("Owner Controlled Contest"). Unless otherwise required by law, any such contest shall be conducted by and in the name of the Owner. If a written claim shall be made against and received by any Tax Indemnitee for any Tax for which the Owner is obligated pursuant to this Section 7(b), such Tax Indemnitee shall notify the Owner promptly of such claim (it being

                                 EXHIBIT K-4
          understood and agreed that failure to provide such notice shall not adversely affect or otherwise prejudice any Tax Indemnitee's right to indemnity under this Section 7(b) except to the extent such failure has a materially adverse effect on the ability to contest such claim). If the Tax cannot be contested in a Owner Controlled Contest, upon request from the Owner within thirty (30) days after receipt of such notice, such Tax Indemnitee shall in good faith at the Owner's sole cost and expense contest the imposition of such Tax (a "Tax Indemnitee Controlled Contest"). After consulting with the Owner and the Owner's counsel concerning the forum in which the adjustment is most likely to be favorably resolved, such Tax Indemnitee may select in its sole discretion after considering in good faith the Owner's and the Owner's counsel recommendation the forum for such contest and determine whether any such contest shall be by (A) resisting payment of such Tax, (B) paying such Tax under protest or (C) paying such Tax and seeking a refund or other repayment thereof. Except as otherwise provided in clause (Z) below, during the pendency of a contest pursuant to this Section 7(b)(iv) the Owner may withhold payment of any Tax to the extent provided by applicable law. In no event shall such Tax Indemnitee be required, or the Owner be permitted, to contest the imposition of any Tax for which the Owner is obligated pursuant to this Section 7(b) unless
          (W) no Event of Default shall have occurred and be continuing (unless the Owner shall have provided security reasonably satisfactory to such Tax Indemnitee securing the Owner's performance of its obligations under this Section 7(b)), (X) the Owner shall have agreed to pay to such Tax Indemnitee on demand all reasonable costs and expenses on an after-tax basis that such Tax Indemnitee may incur in connection with contesting such claim (including, without limitation, all reasonable legal and accounting fees), (Y) such action to be taken will not result in a material risk of sale, forfeiture or loss of, or the creation of any Lien on, the Aircraft, the Engines or any Part, other than Permitted Liens, unless the Owner shall have provided such Tax Indemnitee security against such risk in form and amount reasonably acceptable to such Tax Indemnitee, and (Z) if such contest shall be conducted in a manner requiring the payment of the claim, the Owner shall have paid the amount required directly to the appropriate authority or made an advance of the amount thereof to such Tax Indemnitee on an interest-free basis and agreed to indemnify such Tax Indemnitee on an after-tax basis against any Taxes payable by such Tax Indemnitee with respect to such advance.

                    Notwithstanding anything to the contrary in this Section 7(b), in any Tax Indemnitee Controlled Contest the Tax Indemnitee may not settle or agree to any claim without the prior written consent of the Owner, and the Tax Indemnitee shall conduct any such administrative proceedings and judicial contest in good faith in an attempt to minimize the amount payable by the Owner under this
          Section 7(b). The term "after-tax basis" for purposes of this
          Section 7(b) shall mean an amount which, after deduction of all Taxes required to be paid by or on behalf of the Tax Indemnitee in respect of the receipt or accrual of such amount, is equal to the payment required under the provisions of this Section 7(b) which require payments to be made on an after-tax basis.

                    If any Tax Indemnitee shall obtain a refund of all or any part of any Tax paid by the Owner, such Tax Indemnitee shall pay the Owner an amount equal to the amount of such refund, including interest received attributable thereto, plus any net tax benefit (or

                                 EXHIBIT K-5
          minus any net tax detriment) realized by such Tax Indemnitee as a result of any refund received and payment by such Tax Indemnitee made pursuant to this sentence.

                    Nothing contained in this Section 7(b)(iv) shall require any Tax Indemnitee to contest, or permit the Owner to contest, a claim which such Tax Indemnitee would otherwise be required to contest pursuant to this Section 7(b)(iv), if such Tax Indemnitee shall waive payment by the Owner of any amount that might otherwise be payable by the Owner under this Section 7(b) in respect of such claim and any other claim, the contest of which would be adversely affected.

                    (v) General Tax Indemnity -- Reports. If any report, return or statement is required to be filed with respect to any Tax which is subject to indemnification under this Section 7(b), the Owner shall timely file the same at its sole expense (except for any such report, return or statement which the Tax Indemnitee is required by law to file in its own name). The Owner shall have no obligation under the preceding sentence if such Tax Indemnitee, after receipt of the Owner's written request, shall have failed to furnish the Owner with such information in a timely fashion as is in such Tax Indemnitee's control and is not otherwise reasonably available to the Owner and is necessary to file such returns.

                    (vi) Verification. At the Owner's written request after the Owner receives a Tax Indemnitee's computations showing the amount of any indemnity payable by the Owner to such Tax Indemnitee pursuant to this Section 7(b) or any amount payable by any Tax Indemnitee to the Owner pursuant to this Section 7(b), such computations shall be subject to confidential verification in writing by any nationally recognized firm of certified public accountants selected by the Owner and reasonably acceptable to such Tax Indemnitee. The accounting firm shall complete its review within thirty (30) days of the Owner's receipt of such Tax Indemnitee's computations. The computations of such accounting firm shall (i) be delivered simultaneously to the Owner and such Tax Indemnitee and
          (ii) absent manifest error, be final, binding and conclusive upon the Owner and such Tax Indemnitee. If the Owner pays such indemnity in whole or in part before completion of the verification procedure, appropriate adjustments will be made promptly after completion of the verification procedure (and nothing in this Section 7(b)(vi) shall be construed as changing the time when any such indemnity is payable under this Section 7(b)) to take into account any redetermination of the indemnity by the accounting firm. The fee and disbursements of such firm shall be paid by the Owner unless such verification shall disclose an error made by such Tax Indemnitee in favor of such Tax Indemnitee exceeding the lesser of five percent (5%) of the original claim or $10,000, in which case such fee and disbursements shall be paid by such Tax Indemnitee. Such Tax Indemnitee shall cooperate with such accounting firm and (subject to such accounting firm's execution of a confidentiality agreement satisfactory to such Tax Indemnitee) shall supply such accounting firm with all information reasonably necessary to permit accomplishment of such review and determination. The sole responsibility of such accounting firm shall be to verify the computations of the amount payable hereunder and the interpretation of this Agreement shall not be within the scope of such accounting firm's responsibilities.

                                 EXHIBIT K-6

                    (vii) General Tax Indemnity -- Payment. Except as provided in Section 7(b)(iv) hereof, the Owner shall pay any Tax for which it is liable pursuant to this Section 7(b) directly to the appropriate taxing authority if legally permissible or upon demand of a Tax Indemnitee shall pay such Tax and any other amounts due hereunder to such Tax Indemnitee within fifteen (15) Business Days of such demand, but in no event shall any such payments be required to be made by the Owner more than five (5) Business Days prior to the date the Tax to which any such payment hereunder relates is due in immediately available funds. Any such demand for payment from a Tax Indemnitee shall specify in reasonable detail the payment and the facts upon which the right to payment is based. Each Tax Indemnitee shall promptly forward to the Owner any notice, bill or advice received by it concerning any Tax, provided, however, that the failure of any Tax Indemnitee to forward any such notice, bill or advice shall not adversely affect or otherwise prejudice such Tax Indemnitee's rights to indemnification under this Section 7(b) unless such failure materially adversely affects the ability to contest any claim reflected therein. Within thirty (30) days after the date of each payment by the Owner of any Tax indemnified against hereunder, the Owner shall furnish the appropriate Tax Indemnitee the original or a certified copy of a receipt for the Owner's payment of such Tax or such other evidence of payment of such Tax as is reasonably acceptable to such Tax Indemnitee.

                    (viii) Application of Payments During Existence of Event of Default. Any amount payable to the Owner pursuant to the terms of this Section 7(b) shall not be paid to or retained by the Owner if at the time of such payment or retention an Event of Default shall have occurred and be continuing under the Trust Indenture. At such time as there shall not be continuing any such Event of Default, such amount shall be paid to the Owner to the extent not previously applied against the Owner's obligations hereunder as and when due after the Indenture Trustee shall have declared the Trust Indenture in default pursuant to Section 4 thereof.

                    (ix) Reimbursements by Tax Indemnitees Generally. If, for any reason, the Owner is required to make any payment with respect to any Taxes imposed on any Tax Indemnitee, any Pass Through Trustee, any Loan Participant or the Subordination Agent in respect of the transactions contemplated by the Operative Documents or on the Aircraft, the Airframe, the Engines or any Part, which Taxes are not the responsibility of the Owner under this Section 7(b), then such Tax Indemnitee, Pass Through Trustee, Loan Participant or the Subordination Agent, as the case may be, shall pay to the Owner an amount which equals the amount paid by the Owner with respect to such Taxes plus interest thereon computed at an annual interest rate equal to the Base Rate plus one percent from the date of payment by the Owner.

                    (x) Forms, etc. Each Tax Indemnitee agrees to furnish to the Owner from time to time such duly executed and properly completed forms that are requested by the Owner or that the Tax Indemnitee knows, or has reason to know in the ordinary course of its business, may be necessary or appropriate in order to claim any reduction of or exemption from any withholding tax imposed by any taxing authority in respect of any payments otherwise required to be made by the Owner pursuant to the Operative Documents, which reduction or exemption may be available to such Tax Indemnitee.

                                 EXHIBIT K-7

                    (xi) Non-Parties. If a Tax Indemnitee is not a party to this Agreement, the Owner may require the Tax Indemnitee to agree to the terms of this Section 7(b) prior to making any payment to such Tax Indemnitee under this Section 7(b).

                                 EXHIBIT K-8

                                                                     EXHIBIT L
                                                              TO PARTICIPATION
                                                                     AGREEMENT
                                                                   [NW ______]

                       Section 7(c) - General Indemnity
                       --------------------------------

          (c) General Indemnity. The Owner hereby agrees to indemnify each Indemnitee against, and agrees to protect, defend, save and keep harmless each thereof from (whether or not the transactions contemplated herein or in any of the other Operative Documents are consummated), any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, out-of-pocket costs, expenses and disbursements, of whatsoever kind and nature (collectively called "Expenses") imposed on, incurred by or asserted against any Indemnitee, in any way relating to or arising out of (A) any of the Operative Documents or any lease or sublease of the Aircraft or the enforcement of any of the terms thereof or any amendment, modification or waiver in respect thereof and, only in the case of the Indemnitee who is the Subordination Agent or the Primary Liquidity Provider, the Intercreditor Agreement and the Primary Liquidity Facilities, (B) the manufacture, purchase, acceptance or rejection of the Airframe or any Engine, (C) the Aircraft (or any portion thereof or any Engine or engine affixed to the Airframe) whether or not arising out of the finance, refinance, ownership, delivery, nondelivery, storage, lease, sublease, sub-sublease, possession, use, non-use, operation, maintenance, registration, reregistration, condition, modification, alteration, replacement, repair, substitution, sale, return or other disposition of the Aircraft (or any portion thereof or any Engine or engine affixed to the Airframe) including, without limitation, latent or other defects, whether or not discoverable, strict tort liability and any claim for patent, trademark or copyright infringement or (D) the offer, sale or delivery of the Secured Certificates (the indemnity in this clause (D) to extend also to any person who controls an Indemnitee within the meaning of Section 15 of the Securities Act of 1933, as amended); provided that the foregoing indemnity as to any Indemnitee shall not extend to any Expense resulting from or arising out of or which would not have occurred but for one or more of the following:
(A) any representation or warranty by such Indemnitee (or any member of the Related Indemnitee Group) in the Operative Documents, the Intercreditor Agreement, the Primary Liquidity Facilities, the Policy Provider Agreement or any Pass Through Trust Agreement or in connection therewith being incorrect in any material respect, or (B) the failure by such Indemnitee (or any member of the Related Indemnitee Group) to perform or observe any agreement, covenant or condition in any of the Operative Documents, the Intercreditor Agreement, the Primary Liquidity Facilities, the Policy Provider Agreement or any Pass Through Trust Agreement applicable to it including, without limitation, the creation or existence of a Loan Participant Lien or an Indenture Trustee's Lien (except to the extent such failure was caused directly by the failure of the Owner to perform any obligation under an Owner Document), or (C) the willful misconduct or the gross negligence of such Indemnitee (or any member of the Related Indemnitee Group) (other than gross negligence imputed to such Indemnitee (or any member of the Related Indemnitee Group) solely by reason of its interest in the Aircraft), or (D) with respect to any Indemnitee, a disposition (voluntary or involuntary) by such Indemnitee of all or any part of such Indemnitee's interest in the Airframe, any Engine or in the Operative Documents other than during the continuance of an Event of Default under the Trust Indenture, or (E) any Tax whether or not the Owner is required to indemnify for such Tax pursuant to Section 7(b) hereof (it being understood that Section 7(b) hereof provides for the

                                 EXHIBIT L-1

Owner's liability with respect to Taxes), or (F) in the case of an Indemnitee which is a Loan Participant, a Certificate Holder or the Indenture Trustee (in its individual or trust capacity) and the affiliates, successors and assigns thereof, a failure on the part of the Indenture Trustee to use ordinary care to distribute in accordance with the Trust Indenture any amounts received and distributable by it thereunder, or (G) the authorization or giving or withholding of any future amendments, supplements, waivers or consents with respect to any of the Operative Documents, the Intercreditor Agreement, either of the Primary Liquidity Facilities or any Pass Through Trust Agreement other than such as have been consented to, approved, authorized or requested by the Owner, or (H) subject to the next succeeding paragraph, any loss of tax benefits or increase in tax liability under any tax law whether or not the Owner is required to indemnify therefor pursuant to this Agreement, or (I) any Expense which is specified to be for the account of an Indemnitee pursuant to any Operative Document without express right of reimbursement under any Operative Document, (J) as to any Indemnitee the funding of such Indemnitee's participation in the transaction contemplated by the Operative Documents giving rise to a "prohibited transaction" within the meaning of the provisions of the Code or the Regulations of the United States Department of Labor implementing ERISA or any other violation of the fiduciary responsibility provisions of ERISA of (K) to the extent attributable to the offer or sale by such Indemnitee (or any member of the Related Indemnitee Group) of any interest in the Aircraft, the Secured Certificates, the Pass Through Certificates, or any similar interest, in violation of the Securities Act of 1933, as amended, or other applicable federal, state or foreign securities Laws (other than any thereof caused by acts or omissions of the Owner or any of its Affiliates). The foregoing indemnity shall not extend to any Expense to the extent that such Expense is not caused by, or does not arise out of, an act, omission or event which occurs prior to the termination of the Lien of the Trust Indenture and the payment of all other payments required to be paid by the Owner under the Operative Documents.

          The Owner further agrees that any payment or indemnity pursuant to this Section 7(c) in respect of any Expenses shall be in an amount which, after deduction of all Taxes required to be paid by such recipient with respect to such payment or indemnity under the laws of any Federal, state or local government or taxing authority in the United States, or under the laws of any taxing authority or governmental subdivision of a foreign country, or any territory or possession of the United States or any international authority, shall be equal to the excess, if any, of (A) the amount of such Expense over (B) the net reduction in Taxes required to be paid by such recipient resulting from the accrual or payment of such Expense.

          If, by reason of any Expense payment made to or for the account of an Indemnitee by the Owner pursuant to this Section 7(c), such Indemnitee subsequently realizes a tax deduction or credit (including foreign tax credit and any reduction in Taxes) not previously taken into account in computing such payment, such Indemnitee shall promptly pay to the Owner, but only if the Owner shall have made all payments then due and owing to such Indemnitee under the Operative Documents, an amount equal to the sum of (I) the actual reduction in Taxes realized by such Indemnitee which is attributable to such deduction or credit, and (II) the actual reduction in Taxes realized by such Indemnitee as a result of any payment made by such Indemnitee pursuant to this sentence.

          If a claim is made against an Indemnitee involving one or more Expenses and such Indemnitee has notice thereof, such Indemnitee shall promptly, upon receiving such notice,

                                 EXHIBIT L-2
give notice of such claim to the Owner; provided that the failure to provide such notice shall not release the Owner from any of its obligations to indemnify hereunder, and no payment by the Owner to an Indemnitee pursuant to this Section 7(c) shall be deemed to constitute a waiver or release of any right or remedy which the Owner may have against such Indemnitee for any actual damages as a result of the failure by such Indemnitee to give the Owner such notice. The Owner shall be entitled, at its sole cost and expense, acting through counsel acceptable to the respective Indemnitee, (A) so long as the Owner has agreed in a writing acceptable to such Indemnitee that the Owner is liable to such Indemnitee for such Expense hereunder (unless such Expense is covered by the proviso to the first paragraph of this Section 7(c)), in any judicial or administrative proceeding that involves solely a claim for one or more Expenses, to assume responsibility for and control thereof, (B) so long as the Owner has agreed in a writing acceptable to such Indemnitee that the Owner is liable to such Indemnitee for such Expense hereunder (unless such Expense is covered by the proviso to the first paragraph of this Section 7(c)), in any judicial or administrative proceeding involving a claim for one or more Expenses and other claims related or unrelated to the transactions contemplated by the Operative Documents, to assume responsibility for and control of such claim for Expenses to the extent that the same may be and is severed from such other claims (and such Indemnitee shall use its best efforts to obtain such severance), and (C) in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such Indemnitee. Notwithstanding any of the foregoing to the contrary, the Owner shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings (M) while an Event of Default shall have occurred and be continuing, (N) if such proceedings will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Aircraft, the Collateral or any part thereof, or (O) if such proceeding could in the good faith opinion of such Indemnitee entail any material risk of criminal liability or present a conflict of interest making separate representation necessary. The affected Indemnitee may participate at its own expense and with its own counsel in any judicial proceeding controlled by the Owner pursuant to the preceding provisions.

          The affected Indemnitee shall supply the Owner with such information reasonably requested by the Owner as is necessary or advisable for the Owner to control or participate in any proceeding to the extent permitted by this
Section 7(c). Such Indemnitee shall not enter into a settlement or other compromise with respect to any Expense without the prior written consent of the Owner, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this Section 7(c).

          The Owner shall supply the affected Indemnitee with such information reasonably requested by such Indemnitee as is necessary or advisable for such Indemnitee to control or participate in any proceeding to the extent permitted by this Section 7(c).

          When the Owner or the insurers under a policy of insurance maintained by the Owner (or any Lessee) undertakes the defense of an Indemnitee with respect to an Expense, no additional legal fees or expenses of such Indemnitee in connection with the defense of such Indemnitee shall be indemnified hereunder unless such fees or expenses were incurred at the written request of the Owner or such insurers, provided that no such defense shall be

                                 EXHIBIT L-3
compromised or settled on a basis that admits any gross negligence or willful misconduct on the part of such Indemnitee without such Indemnitee's prior consent.

          In the case of any Expense indemnified by the Owner hereunder which is covered by a policy of insurance maintained by the Owner (or any Lessee) pursuant to Section 7.04 of the Trust Indenture or otherwise, it shall be a condition of such indemnity with respect to any particular Indemnitee that such Indemnitee shall cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Expense as may be required to retain the benefits of such insurance with respect to such Expense. Notwithstanding any of the foregoing to the contrary, with respect to any Expense which is covered under policies of insurance maintained by the Owner (or any Lessee) pursuant to Section 7.04 of the Trust Indenture or otherwise, the rights of an Indemnitee to control or participate in any proceeding shall be modified to the extent necessary to comply with the requirements of such policies and the rights of the insurers thereunder.

          Upon payment of any Expense or Tax pursuant to this Section 7, the Owner or, if any Expense or Tax has been paid by insurers, the insurers, without any further action, shall be subrogated to any claims the affected Indemnitee may have relating thereto other than claims under Section 5.03 of the Trust Indenture. Such Indemnitee agrees to give such further assurances or agreements and to cooperate with the Owner or the insurers to permit the Owner or the insurers to pursue such claims, if any, to the extent reasonably requested by the Owner or the insurers.

          In the event that the Owner shall have paid an amount to an Indemnitee pursuant to this Section 7(c), and such Indemnitee subsequently shall be reimbursed in respect of such indemnified amount from any other Person, such Indemnitee shall promptly pay to the Owner an amount equal to the amount of such reimbursement (but in no event more than such payment from the Owner) plus any net tax benefit (or minus any net tax detriment) realized by such Indemnitee as a result of any reimbursement received and payment made by such Indemnitee pursuant to this sentence, provided that (i) no Event of Default has occurred and is continuing and (ii) such Indemnitee shall have no obligation to reimburse the Owner if the Owner has not paid such Indemnitee all amounts required pursuant to this Section 7(c) and any other amounts then due to such Indemnitee from the Owner under any of the Operative Documents.

          The Owner's obligations under the indemnities provided for in this Agreement shall be those of a primary obligor, whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of any other document or instrument, and the Person seeking indemnification from the Owner pursuant to any provision of this Agreement may proceed directly against the Owner without first seeking to enforce any other right of indemnification.

                                 EXHIBIT L-4